SECURITES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report	Date of earliest event reported
June 18, 2004	June 17, 2004

CARDIOTECH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

000-28034

(Commission File Number)

Massachusetts	04-3186647
(State or other	(IRS Employer
jurisdiction of	Identification No.)
incorporation)

229 Andover Street

Wilmington, MA 01887

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (9787) 657-0075

Item 7.  Financial Statements and Exhibits

(a)	Exhibits.

	Number	Description

	99.1	CardioTech’s Press Release, dated June 17, 2004

	99.2	CardioTech’s Investor Conference Call Script, dated June 17, 2004

Item 12.  Results of Operations and Financial Condition

On June 17, 2004, CardioTech International Inc. (the “Company”) issued a press release announcing the Company’s financial results for the year ended March 31, 2004.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additionally, the Company hosted a telephonic investor conference call on June 17, 2004 to discuss the financial results.  The introductory script of this conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report, including but not limited to Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report, including but not limited to Exhibits 99.1 and 99.2, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, CardioTech International, Inc. has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date:	June 18, 2004	CARDIOTECH INTERNATIONAL, INC.

		By:	/s/ Michael Szycher

Michael Szycher, Ph.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number	Description

99.1	CardioTech’s Press Release, dated June 17, 2004

99.2	CardioTech’s Investor Conference Call Script, dated June 17, 2004